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                                                                    EXHIBIT 10.1

                                LEASE AMENDMENT

Consisting of one (1) typewritten page, this Lease Amendment is attached to and forms a part of and amends that certain Lease between Stewart Building Enterprise, Landlord, and Stewart Enterprises, Inc., Tenant, dated September 1, 1983, as previously amended, in the following particulars, to wit:

        1) The Demised Premises are broken down as follows:
                a) Ground Floor     --      7,802 RSF
                b) Fourth Floor     --     19,874 RSF
                c) Fifth Floor      --     21,485 RSF
                                           ------
                Total Area          --     49,161 RSF

        2) The new Base Monthly Rental effective June 1, 1997 is $53,257.75

        3) The term is hereby extended through May 31, 1998.

All other terms and conditions of the Lease, not in conflict herewith, shall remain in full force and effect.

THUS DONE AND EXECUTED this 30th day of April, 1997, in the presence of the undersigned competent witnesses.

WITNESSES:                                      STEWART ENTERPRISES, INC.
/s/ CHARI PERL                                  BY:
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/s/ EVELYN P. MAHER                             /s/ RONALD H. PATRON
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                                                TITLE
                                                TENANT

                                                STEWART BUILDING ENTERPRISE
                                                 A LOUISIANA PARTNERSHIP

/s/ ELIZABETH ARIAS                             BY: /s/ JOHN C. MCNAMARA, JR.
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                                                MANAGING PARTNER
/s/ ELAINE A. MAYEUR                            LANDLORD
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